UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 30, 2019
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)
50 Old Webster Road
Oxford, Massachusetts 01540
(Address of Principal Executive Offices, including Zip Code)

(508) 373-1100
(Registrant’s telephone number)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IPGP	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 30, 2019, IPG Photonics Corporation (the "Company") held its Annual Meeting of Stockholders. At the Annual Meeting, the Company’s stockholders voted on the following three proposals and cast their votes as described below.

1.The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified:

	Votes For	Votes Against	Abstentions	Broker Non-Vote
Valentin P. Gapontsev, Ph.D.	43,754,501	914,195	21,903	3,322,853
Eugene Scherbakov, Ph.D.	43,988,793	686,869	14,937	3,322,853
Igor Samartsev	43,988,660	685,145	16,794	3,322,853
Michael C. Child	42,678,104	1,975,068	37,427	3,322,853
Gregory P. Dougherty	44,481,663	171,583	37,353	3,322,853
Henry E. Gauthier	43,844,699	809,177	36,723	3,322,853
Catherine P. Lego	44,225,048	430,682	34,869	3,322,853
Eric Meurice	40,605,770	3,933,929	150,900	3,322,853
John R. Peeler	43,222,877	1,418,048	49,674	3,322,853
Thomas J. Seifert	43,194,369	1,423,918	72,312	3,322,853

2.The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2019 was approved.

Votes For	Votes Against	Abstentions
47,565,026	374,248	74,178

3.The proposal to approve the IPG Photonics Corporation 2008 Employee Stock Purchase Plan, as amended and restated, was approved.

Votes For	Votes Against	Abstentions	Broker Non-Vote
41,789,381	2,876,157	25,061	3,322,853

Item 8.01 Other Events.

As described above, on May 30, 2019, the Company's stockholders approved an amended and restated 2008 Employee Stock Purchase Plan, effective December 1, 2018 (the “Purchase Plan”). The purpose of the Purchase Plan is to provide employees with an opportunity to purchase shares of the Company’s common stock through accumulated payroll deductions. The prior employee stock purchase plan had a term of ten years and expired in accordance with its terms in 2018. The Company's board of directors determined to continue to have an employee stock purchase plan and adopted an amendment and restatement of the 2008 employee stock purchase plan on October 24, 2018. The foregoing description of the Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the Purchase Plan, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
10.1	IPG Photonics Corporation 2008 Employee Stock Purchase Plan, as amended and restated effective December 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION

June 3, 2019	By:	/s/ Angelo P. Lopresti
Angelo P. Lopresti
Senior Vice President, General Counsel & Corporate Secretary